UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 4, 2004

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Post Properties, Inc.

Post Apartment Homes, L.P.
_______________________________________
(Exact name of registrant as specified in its charter)

Georgia Georgia	1-12080 0-28226	58-1550675 58-2053632

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 846-5000

Not applicable
_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Signatures
Signatures
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED OCTOBER 4, 2004

Item 2.02.      Results of Operations and Financial Condition

     The registrants issued a press release on October 4, 2004 announcing, among other things, the earnings impact from hurricane damage and an update on certain assets held for sale. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein in its entirety.

Item 9.01.      Financial Statements and Exhibits.

(c)	Exhibits.

Item 99.1      Press Release dated October 4, 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.
Date: October 5, 2004	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.
Date: October 5, 2004	By:	POST GP HOLDINGS, INC., as General Partner

	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Item 99.1	Press Release dated October 4, 2004.